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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Pacific Enterprises on Form S-8 of our report dated January 31, 1994, incorporated by reference in the Annual Report on Form 10-K of Pacific Enterprises for the year ended December 31, 1993.


DELOITTE & TOUCHE
June 8, 1994


                                EXHIBIT 23.02